SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date Of Report (Date of earliest event reported): April 19, 2004

K2 INC.

(Exact name of the registrant as specified in its charter)

Delaware	1-4290	95-2077125
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2051 PALOMAR AIRPORT ROAD, CARLSBAD, CA	92009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 494-1000

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure.

On April 19, 2004, K2 Inc. (“K2”) completed its purchase of substantially all of the assets of Worr Game Products, Inc., a California corporation (“Worr”), and All-Cad Manufacturing, Inc., a California corporation (“All-Cad”). The asset purchase was effected pursuant to the terms of an Asset Purchase Agreement, dated as of April 16, 2004, by and among K2, WGP, LLC, a Delaware limited liability company and wholly-owned subsidiary of K2, Worr, All-Cad, and the shareholders of Worr and All-Cad. WGP, LLC purchased from Worr and All-Cad certain assets, properties and rights related to the business of designing, manufacturing, selling and distributing paintball markers and paintball-related products and accessories.

The purchase price was paid in a combination of cash and the issuance of approximately 304,340 shares of K2 common stock previously registered on K2’s Registration Statement on Form S-4 (File No. 333-60448), filed on May 8, 2001 with the Securities and Exchange Commission using the shelf registration process.

Also, on April 19, 2004, K2 completed its purchase of substantially all of the assets of IPI Innovations, Inc., a Utah corporation (“IPI Innovations”), IPI ATV, Corp., a Utah corporation (“IPI ATV”), IPI Marketing, LLC, a Utah limited liability company (“IPI Marketing”) and HHH Enterprises, LLC, a Wyoming limited liability company (“HHH LLC,” and together with IPI Innovations, IPI ATV and IPI Marketing, the “Sellers”). The asset purchase was effected pursuant to the terms of an Asset Purchase Agreement, dated as of April 19, 2004, by and among K2, SATV, LLC, a Delaware limited liability company and indirect wholly-owned subsidiary of K2 (“SATV”), the Sellers, and the shareholders and members of the Sellers. SATV purchased from the Sellers certain assets, properties and rights related to the business of designing, manufacturing, selling and distributing gun and bow mounting systems, and other products and accessories for both all-terrain vehicles.

The purchase price was paid in a combination of cash and the issuance of approximately 326,101 shares of K2 common stock previously registered on K2’s Registration Statement on Form S-4 (File No. 333-60448), filed on May 8, 2001 with the Securities and Exchange Commission using the shelf registration process.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired. No financial statements are required by this Item.

(b) Pro Forma Financial Information. No pro forma financial information is required by this Item.

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Item 12. Disclosure of Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.” On April 20, 2004, K2 issued a press release setting forth K2’s first quarter 2004 earnings and certain forward-looking statements relating to 2004 and the second quarter of 2004. A copy of K2’s press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 12 by this reference. The information in this Item (and in such press release) shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2004	K2 INC.

	By:	/s/ John J. Rangel
John J. Rangel
Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated April 20, 2004, announcing K2 Inc.’s 2004 first quarter results and the acquisitions described in Item 5 of this Current Report on Form 8-K.

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